EXHIBIT 99.1

AvePoint Announces Fourth Quarter and Full Year 2022 Financial Results

Full year SaaS revenue of $117.2 million, representing 37% year-over-year growth, 46% adjusted for constant currency
Full year total revenue of $232.3 million, representing 21% year-over-year growth, 29% adjusted for constant currency
Total ARR of $201.7 million, representing 27% year-over-year growth, 32% adjusted for FX impact

JERSEY CITY, N.J., March 09, 2023 (GLOBE NEWSWIRE) -- AvePoint (NASDAQ: AVPT), the most advanced platform to optimize SaaS operations and secure collaboration, today announced financial results for the fourth quarter and full year ended December 31, 2022.

“Our fourth quarter results were a strong close to 2022, highlighted by 32% ARR growth and 26% revenue growth, both adjusted for the impact of FX,” said Dr. Tianyi Jiang (TJ), CEO and Co-Founder of AvePoint. “Despite an uncertain macro environment, our strong topline performance underscores the ongoing need for organizations around the world to optimize and secure the digital workplace.”

“At the same time, we continue to aggressively manage expenses across the business, and we plan to show significant profitability improvements in 2023. We are excited for the many opportunities ahead of us to help companies rapidly reduce costs, improve productivity, and make more informed business decisions, and we look forward to discussing these and other strategic priorities at our first Investor Day on March 22nd.”

Fourth Quarter 2022 Financial Highlights

  Revenue: Total revenue was $63.6 million, up 18% from the fourth quarter of 2021 and up 26% year-over-year on a constant currency basis. Within total revenue, SaaS revenue was $33.0 million, up 36% from the fourth quarter of 2021 and up 46% year-over-year on a constant currency basis.

  Gross Profit: GAAP gross profit was $45.4 million, compared to $38.9 million for the fourth quarter of 2021. Non-GAAP gross profit was $46.1 million, compared to $39.6 million for the fourth quarter of 2021. Non-GAAP gross margin was 72.4%, compared to 73.5% for the fourth quarter of 2021.

  Operating Income/(Loss): GAAP operating loss was $(8.0) million, compared to $(7.7) million for the fourth quarter of 2021. Non-GAAP operating income was $1.4 million, compared to $1.4 million for the fourth quarter of 2021. Excluding the one-time expenses associated with the reduction in workforce the Company announced in December of 2022, non-GAAP operating income would have been $4.5 million.

Full Year 2022 Financial Highlights

  Revenue: Total revenue was $232.3 million, up 21% from the full year 2021 and up 29% year-over-year on a constant currency basis. Within total revenue, SaaS revenue was $117.2 million, up 37% from the full year 2021 and up 46% year-over-year on a constant currency basis.

  Gross Profit: GAAP gross profit was $167.2 million, compared to $139.2 million for the full year 2021. Non-GAAP gross profit was $169.9 million, compared to $142.7 million for the full year 2021. Non-GAAP gross margin was 73.1%, compared to 74.4% for the full year 2021.

  Operating Income/(Loss): GAAP operating loss was $(41.1) million, compared to $(53.5) million for the full year 2021. Non-GAAP operating loss was $(2.9) million, compared to non-GAAP operating income of $6.0 million for the full year 2021. Excluding the one-time expenses associated with the reduction in workforce the Company announced in December of 2022, non-GAAP operating income would have been $0.2 million.

  Cash and short-term investments: $229.8 million as of December 31, 2022.

Fourth Quarter 2022 Key Performance Indicators and Business Highlights

  ARR as of the end of 2022 was $201.7 million, up 27% year-over-year. Adjusted for FX, ARR grew 32%.

  Dollar-based net retention rate was 105% and was 108% adjusted for FX.

  Won a highly competitive bid for a substantial FinTech innovation project for our third-largest customer in Singapore, which will leverage our platform technology to ensure the regulatory framework is in place for a consortium of global financial institutions to detect and prevent money laundering while protecting client privacy.

Financial Outlook

For the first quarter of 2023, the Company expects:

  Total revenues of $57.5 million to $58.5 million, or 15% year-over-year growth at the midpoint.
  Non-GAAP operating loss of $(2.0) million to $(1.0) million.

For the full year 2023, the Company expects:

  Total ARR of $238.4 million to $244.4 million, or 20% year-over-year growth at the midpoint.
  Total revenues of $253.8 million to $260.8 million, or 11% year-over-year growth at the midpoint.
  Non-GAAP operating income of $12.0 million to $15.0 million.

Quarterly Conference Call

AvePoint will host a conference call today, March 09, 2023, to review its fourth quarter and full year 2022 financial results and to discuss its financial outlook. The call is scheduled to begin at 4:30pm ET. You may access the call and register with a live operator by dialing 1 (844) 826-3035 for US participants and 1 (412) 317-5195 for outside the US. The passcode for the call is 4575329. Investors can also join by webcast by visiting https://ir.avepoint.com/events. The webcast will be available live, and a replay will be available following the completion of the live broadcast for approximately 90 days.

About AvePoint

Collaborate with confidence. AvePoint provides the most advanced platform to optimize SaaS operations and secure collaboration. More than 9 million cloud users rely on our solutions. Our SaaS solutions are also available to managed service providers via more than 100 cloud marketplaces, so they can better support and manage their small and mid-sized business customers. Founded in 2001, AvePoint is a five-time Global Microsoft Partner of the Year and headquartered in Jersey City, New Jersey. For more information, visit www.avepoint.com.

Non-GAAP Financial Measures

To supplement AvePoint’s consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (including percentage of revenue figures), non-GAAP operating income and non-GAAP operating margin. The company has included a reconciliation of GAAP to non-GAAP financial measures at the end of this press release. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense and the amortization of intangible assets. AvePoint believes the presentation of its non-GAAP financial measures provides a better representation as to the overall operating performance of the company. The presentation of AvePoint’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for its financial results prepared in accordance with GAAP, and AvePoint’s non-GAAP measures may be different from non-GAAP measures used by other companies.

Disclosure Information

AvePoint uses the https://ir.avepoint.com/ website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws including statements regarding the future performance of and market opportunities for AvePoint. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: changes in the competitive and regulated industries in which AvePoint operates, variations in operating performance across competitors, changes in laws and regulations affecting AvePoint’s business and changes in AvePoint’s ability to implement business plans, forecasts, and ability to identify and realize additional opportunities, and the risk of downturns in the market and the technology industry. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AvePoint’s most recent Quarterly Report on Form 10-Q and its registration statement on Form S-1 and related prospectus and prospectus supplements filed with the SEC. Copies of these and other documents filed by AvePoint from time to time are available on the SEC's website, www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AvePoint does not assume any obligation and does not intend to update or revise these forward-looking statements after the date of this release, whether as a result of new information, future events, or otherwise, except as required by law. AvePoint does not give any assurance that it will achieve its expectations.

Investor Contact

AvePoint
Jamie Arestia
ir@avepoint.com
(551) 220-5654

Media Contact

AvePoint
Nicole Caci
pr@avepoint.com
(201) 201-8143

AvePoint, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenue:
SaaS	$33,049	$24,325	$117,180	$85,580
Term license and support	14,713	13,678	57,214	50,970
Services	12,052	10,558	41,283	31,919
Maintenance	3,606	4,862	15,868	21,022
Perpetual license	188	415	794	2,418
Total revenue	63,608	53,838	232,339	191,909
Cost of revenue:
SaaS	7,966	5,169	26,617	19,039
Term license and support	396	236	1,969	950
Services	9,707	9,198	35,629	30,726
Maintenance	169	341	908	1,949
Total cost of revenue	18,238	14,944	65,123	52,664
Gross profit	45,370	38,894	167,216	139,245
Operating expenses:
Sales and marketing	28,376	27,024	109,805	100,512
General and administrative	16,645	15,035	64,874	59,221
Research and development	7,272	4,132	30,519	31,765
Depreciation and amortization	1,125	375	3,084	1,238
Total operating expenses	53,418	46,566	208,282	192,736
Loss from operations	(8,048)	(7,672)	(41,066)	(53,491)
(Loss) gain on earn-out and warrant liabilities	(2,351)	7,583	4,497	21,233
Interest (expense) income, net	(90)	22	(40)	102
Other income (expense), net	3,781	(332)	2,959	(632)
Loss before income taxes	(6,708)	(399)	(33,650)	(32,788)
Income tax expense	4,939	7,090	5,038	457
Net loss	$(11,647)	(7,489)	$(38,688)	$(33,245)
Net income attributable to and accretion of redeemable noncontrolling interest	(1,072)	(561)	(2,942)	(1,974)
Net loss attributable to AvePoint, Inc.	$(12,719)	(8,050)	$(41,630)	$(35,219)
Deemed dividends on preferred stock	—	—	—	(32,928)
Net loss available to common shareholders	$(12,719)	(8,050)	$(41,630)	$(68,147)
Basic and diluted loss per share	$(0.07)	(0.04)	$(0.23)	$(0.48)
Basic and diluted shares used in computing loss per share	181,795	182,133	181,957	141,596

AvePoint, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands, except par value)
(Unaudited)

	December 31,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$227,188	$268,217
Short-term investments	2,620	2,411
Accounts receivable, net of allowance of $725 and $838 as of December 31, 2022 and December 31, 2021, respectively	66,474	55,067
Prepaid expenses and other current assets	10,013	8,461
Total current assets	306,295	334,156
Property and equipment, net	5,537	3,922
Goodwill	18,904	—
Intangible assets, net	11,079	—
Operating lease right-of-use assets	15,855	—
Deferred contract costs	48,553	38,926
Other assets	9,310	11,734
Total assets	$415,533	$388,738
Liabilities, mezzanine equity, and stockholders’ equity
Current liabilities:
Accounts payable	$1,519	$1,824
Accrued expenses and other liabilities	47,784	35,062
Current portion of deferred revenue	93,405	74,294
Total current liabilities	142,708	111,180
Long-term operating lease liabilities	11,348	—
Long-term portion of deferred revenue	8,085	8,038
Earn-out shares liabilities	6,631	10,012
Other non-current liabilities	3,607	3,943
Total liabilities	172,379	133,173
Commitments and contingencies
Mezzanine equity
Redeemable noncontrolling interest	14,007	5,210
Total mezzanine equity	14,007	5,210
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000 shares authorized, 185,278 and 181,822 shares issued and outstanding	19	18
Additional paid-in capital	665,715	625,056
Treasury stock	(21,666)	(1,739)
Accumulated other comprehensive income	2,006	2,317
Accumulated deficit	(416,927)	(375,297)
Total stockholders’ equity	229,147	250,355
Total liabilities, mezzanine equity, and stockholders’ equity	$415,533	$388,738

AvePoint, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended
	December 31,
	2022	2021
Operating activities
Net loss	$(38,688)	$(33,245)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	3,494	1,238
Operating lease right-of-use assets expense	5,945	—
Foreign currency remeasurement loss	835	1,308
Stock-based compensation	37,218	59,508
Deferred income taxes	3,701	(175)
Other	(607)	(755)
Change in value of earn-out and warrant liabilities	(4,402)	(21,233)
Changes in operating assets and liabilities:
Accounts receivable	(14,388)	(9,012)
Prepaid expenses and other current assets	(2,108)	(5,914)
Deferred contract costs and other assets	(9,596)	(8,121)
Accounts payable, accrued expenses, operating lease liabilities and other liabilities	(2,553)	10,626
Deferred revenue	20,375	10,805
Net cash (used in) provided by operating activities	(774)	5,030
Investing activities
Maturities of investments	183,554	—
Purchases of investments	(180,969)	(916)
Net assets acquired from business combinations and asset acquisitions, net of cash acquired	(18,572)	—
Capitalization of internal use software	(1,612)	—
Purchase of property and equipment	(3,853)	(2,461)
Net cash used in investing activities	(21,452)	(3,377)
Financing activities
Proceeds from recapitalization of Apex shares, net of transaction fees of $49,990	—	441,573
Redemption of redeemable convertible preferred stock	—	(130,925)
Redemption of Legacy AvePoint common stock	—	(106,169)
Purchase of common stock	(19,927)	(1,628)
Payment of net cash settlement for management options	—	(7,530)
Proceeds from stock option exercises	2,818	5,566
Proceeds from sale of common shares of subsidiary	—	753
Repayments of finance leases	(39)	(25)
Payments of transaction fees by Legacy AvePoint	—	(2,998)
Net cash (used in) provided by financing activities	(17,148)	198,617
Effect of exchange rates on cash	(1,655)	(1,165)
Net (decrease) increase in cash and cash equivalents	(41,029)	199,105
Cash and cash equivalents at beginning of period	268,217	69,112
Cash and cash equivalents at end of period	$227,188	$268,217
Supplemental disclosures of cash flow information
Income taxes paid	$3,320	$4,037
Noncash acquisition	$5,635	$—

AvePoint, Inc. and Subsidiaries
Non-GAAP Reconciliations
(In thousands)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Non-GAAP operating income
GAAP operating loss	$(8,048)	$(7,672)	$(41,066)	$(53,491)
Stock-based compensation expense	8,931	9,033	37,218	59,508
Amortization of acquired intangible assets	526	—	955	—
Non-GAAP operating income (loss)	$1,409	$1,361	$(2,893)	$6,017
Non-GAAP operating margin	2.2%	2.5%	-1.2%	3.1%

Non-GAAP gross profit
GAAP gross profit	$45,370	$38,894	$167,216	$139,245
Stock-based compensation expense	692	687	2,640	3,477
Non-GAAP gross profit	$46,062	$39,581	$169,856	$142,722
Non-GAAP gross margin	72.4%	73.5%	73.1%	74.4%

Non-GAAP sales and marketing
GAAP sales and marketing	$28,376	$27,024	$109,805	$100,512
Stock-based compensation expense	(2,688)	(2,833)	(11,393)	(15,906)
Non-GAAP sales and marketing	$25,688	$24,191	$98,412	$84,606
Non-GAAP sales and marketing as a % of revenue	40.4%	44.9%	42.4%	44.1%

Non-GAAP general and administrative
GAAP general and administrative	$16,645	$15,035	$64,874	$59,221
Stock-based compensation expense	(4,573)	(4,688)	(19,398)	(24,063)
Non-GAAP general and administrative	$12,072	$10,347	$45,476	$35,158
Non-GAAP general and administrative as a % of revenue	19.0%	19.2%	19.6%	18.3%

Non-GAAP research and development
GAAP research and development	$7,272	$4,132	$30,519	$31,765
Stock-based compensation expense	(978)	(825)	(3,787)	(16,062)
Non-GAAP research and development	$6,294	$3,307	$26,732	$15,703
Non-GAAP research and development as a % of revenue	9.9%	6.1%	11.5%	8.2%